                                                                    EXHIBIT 24.2


                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, any and all amendments (including pre-effective and post-effective amendments) to that certain Registration Statement on Form S-3 No. 333-03019 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated: June 17, 1996
                                          /s/ JOSEPH F. ALIBRANDI
                                          --------------------------------------
                                          Joseph F. Alibrandi
                                          Director

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, any and all amendments (including pre-effective and post-effective amendments) to that certain Registration Statement on Form S-3 No. 333-03019 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated: June 17, 1996

                                          /s/ DARYL J. CARTER
                                          -----------------------------
                                          Daryl J. Carter
                                          Director

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, any and all amendments (including pre-effective and post-effective amendments) to that certain Registration Statement on Form S-3 No. 333-03019 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated: June 18, 1996

                                          /s/ CHRISTINE GARVEY
                                          -----------------------------------
                                          Christine Garvey
                                          Director

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, any and all amendments (including pre-effective and post-effective amendments) to that certain Registration Statement on Form S-3 No. 333-03019 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated: June 20, 1996

                                          /s/ JOSEPH R. SEIGER
                                          ----------------------------------
                                          Joseph R. Seiger
                                          Director

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, any and all amendments (including pre-effective and post-effective amendments) to that certain Registration Statement on Form S-3 No. 333-03019 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



DDated: June 17, 1996

                                          /s/ JACQUELINE R. SLATER
                                          -----------------------------------
                                          Jacqueline R. Slater
                                          Director

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, any and all amendments (including pre-effective and post-effective amendments) to that certain Registration Statement on Form S-3 No. 333-03019 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated: June 18, 1996                      /s/ THOMAS M. STEINBERG
                                          -----------------------------------
                                          Thomas M. Steinberg
                                          Director

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, any and all amendments (including pre-effective and post-effective amendments) to that certain Registration Statement on Form S-3 No. 333-03019 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated: June 17, 1996

                                          /s/ TOM C. STICKEL
                                          ----------------------------------
                                          Tom C. Stickel
                                          Director

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, any and all amendments (including pre-effective and post-effective amendments) to that certain Registration Statement on Form S-3 No. 333-03019 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $0.01 per share, to be issued in connection with the acquisition of the Akins Real Estate Group and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



Dated: June 17, 1996

                                          /s/ BEVERLY BENEDICT THOMAS
                                          -----------------------------------
                                          Beverly Benedict Thomas
                                          Director